UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2014

Grandparents.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-21537	93-1211114
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

589 Eighth Avenue, 6th Floor New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 646-839-8800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant..

Dismissal of Previous Independent Registered Public Accounting Firm

On July 14, 2014 (the “Effective Date”), Grandparents.com, Inc. (the “Company”) dismissed Daszkal Bolton LLP (“Daszkal”) as its independent registered public accounting firm, effective July 14, 2014. The dismissal of Daskzal as the Company’s independent registered public accounting firm was approved by the Company’s board of directors.

Daszkal’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to any uncertainty, audit scope, or accounting principles, except that such reports included an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2013 and 2012 and through the subsequent interim period through the Effective Date, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Daszkal on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Daszkal, would have caused Daszkal to make reference to the subject matter thereof in connection with its reports for such years and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Daszkal with a copy of this Current Report on Form 8-K (this “Report”) and requested that Daszkal furnish to the Company a letter addressed to the United States Securities and Exchange Commission (the “Commission”) stating whether or not Daszkal agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of Daszkal’s letter to the Commission is filed as Exhibit 16.1 to this Report.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss Daszkal as the Company’s independent registered public accounting firm, the Board of Directors of the Company engaged EisnerAmper LLP (“Eisner”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

During the fiscal years ended December 31, 2013 and 2012 and through the date hereof, the Company, nor anyone acting on its behalf, has consulted Eisner with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Eisner concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter from Daszkal Bolton LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2014	GRANDPARENTS.COM, INC.

	By:	/s/ Lee Lazarus
Lee Lazarus
Chief Operating Officer